UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT NOVEMBER 6, 2000

                         COMMISSION FILE NUMBER 1-10948

                               OFFICE DEPOT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     DELAWARE 59-2663954
 ----------------------------------   ---------          -----------------------
 (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


              2200 OLD GERMANTOWN ROAD, DELRAY BEACH, FLORIDA 33445

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (561) 438-4800

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  99.1 Press Release dated November 6, 2000 revising fourth quarter outlook, scheduling January release of results of business review and completion of reorganization of call center operations.

                  99.2 Press Release dated November 6, 2000 announcing plans to upgrade customer service organization.


ITEM 9.  REGULATION FD DISCLOSURE

On November 6, 2000,  Office Depot,  Inc.  issued two press releases as follows:
(i) revising fourth quarter outlook, scheduling January release of results of business review and completion of reorganization of call center operations and
(ii) announcing plans to upgrade customer service organization. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2 and incorporated by reference herein.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                OFFICE DEPOT, INC.

Date:  November 6, 2000                         By: /s/ David C. Fannin
                                                    -----------------------
                                                    David C. Fannin
                                                    Executive Vice President and
                                                       General Counsel